UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 25, 2010

COMPUTER SOFTWARE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-51758	98-0216911
(Commission File Number)	(IRS Employer Identification No.)

900 East Main Street, Suite T, Easley, South Carolina	29640
(Address of principal executive offices)	(Zip Code)

(864) 855-3900

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Extension of Subordinated Notes and Waiver

On June 25, 2010, Computer Software Innovations, Inc. (the “Company”) and each of the holders of certain Subordinated Promissory Notes dated February 11, 2005 (the “Subordinated Notes”) entered into an Extension of Subordinated Notes and Waiver dated June 24, 2010 (the “Extension”). Pursuant to the Extension:

•

the Company agreed to make, within five days of the date of approval of the Extension, principal payments on the notes totaling $875,200, $437,600 in the case of the Subordinated Note held by Barron Partners LP (“Barron”) and $87,520 each in the case of the other five note holders. These payments were made on June 29, 2010.

•

the maturity date of each Subordinated Note was extended from August 30, 2009 until no later than January 1, 2018, on which date all principal and accrued interest will be due and payable in full, if not earlier paid.

•

the Company, beginning October 1, 2010, will make quarterly payments on the Subordinated Notes of principal and accrued interest in the amount of $50,000 in the aggregate to be applied pro-rata among the note holders, $25,000 on the Barron Subordinated Note and $5,000 each on the other Subordinated Notes.

•

the Company expressed its intention to consider subsequent to each fiscal year end during the term of the Subordinated Notes whether it can make principal payments in addition to those expressly set forth in the Extension. Any such determination by the management and board of directors of the Company is in their sole discretion, and shall be based on factors they deem relevant, including but not limited to the financial performance of the Company during such fiscal year.

•	at the discretion of management and the board of directors of the Company, the remaining balance on the Subordinated Notes can be repaid in full at any time without penalty.

•	the Subordinated Notes will no longer be in default, and each note holder waived any existing or past default based upon the Company failing to make any payment of interest or principal when due.

•	despite the Subordinated Notes not being in default, they will continue to bear interest at the Default Rate of 15% until repaid.

•	except as modified by the Extension, all other terms and conditions of the Subordinated Notes were confirmed and shall remain in full force and effect.

The Subordinated Notes were issued on February 11, 2005 as a part of our reverse merger and recapitalization. The Subordinated Notes are unsecured and are subordinated to the Company’s senior debt, including its revolving credit and term debt with its bank lender. The original principal of all of the Subordinated Notes aggregated $3,750,400. At June 25, 2010, principal and accrued interest on the Subordinated Notes totaled $1,750,400 and $61,863, respectively. The Company has paid interest at the default rate of 15% per annum since the original maturity date of May 9, 2006, when the Company, with the support of its management, board of directors and the Bank elected to defer the payment and pay the default interest rate to use the funds to support working capital needs and investments in acquisitions. The Subordinated Notes were extended several times, the latest being May 14, 2009, when the maturity date of the Subordinated Notes was extended until August 30, 2009. Subsequent to such date and until the date of the Extension, the Company was unable to reach an agreement for an additional extension with Barron. The history of the Subordinated Notes was previously disclosed in the Company’s Form 8-K dated September 3, 2009, as well as in the Company’s From 10-Q for the period ended March 31, 2010 in Item 2 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—G. Liquidity and Capital Resources,” which disclosures are incorporated herein by reference.

In addition to Barron, which owns all of our preferred stock, the Subordinated Notes are held by the five shareholders of our predecessor, Computer Software Innovations, Inc., a South Carolina corporation. Four of these note holders are currently executive officers of the Company, and include: Nancy K. Hedrick, President and Chief Executive Officer; Thomas P. Clinton, Senior Vice President of Strategic Relationships; Beverly N. Hawkins, Senior Vice President of Software Development; and William J. Buchanan, Senior Vice President of Technical Delivery and Support. The fifth holder, Joe G. Black, formerly served as chief financial officer of the Company. The Extension and the related restructuring of the Subordinated Notes were approved by the Company’s three outside directors, none of whom have any interest in the Subordinated Notes.

The restructuring of the Subordinated Notes permits the Company to repay the remaining $875,000 in principal over an approximate seven-year period. Although the Company may choose to repay the Subordinated Notes earlier, particularly as a result of superior financial performance, the arrangement removes a default and gives the Company flexibility in managing its future liquidity and capital needs. Such future needs might include future acquisitions, and increased working capital relating to significant sales growth as a result of a turnaround in the general economy or increased Federal funding of technology expenditures for education.

The Extension was formulated in cooperation with the Company’s primary lender, RBC Bank (USA) (the “Bank”), which had previously waived any cross default under the Bank’s revolving and other credit facilities as a result of the previous default under the Subordinated Notes. In conjunction with the Company entering into the Extension, it also entered into a related modification of its credit facilities with the Bank, as described below.

The Extension is filed as Exhibit 10.1 and is incorporated herein by reference.

Modification of Revolving Credit Arrangements with RBC Bank (USA)

On June 25, 2010, the Company and the Bank entered into a modification of the revolving credit facility provided by the Bank to the Company. Specifically, the Company issued to the Bank its Second Amended and Restated Commercial Promissory Note dated June 25, 2010 in the amount of $8,000,000 (the “New Note”), and the Company and the Bank entered into a Modification Agreement dated June 25, 2010 (the “Modification”) which modified the Second Amended and Restated Loan and Security Agreement between the Company and the Bank dated September 14, 2007, as well as other related agreements. The Modification and the New Note:

•	permit the Company to utilize advances under its revolving credit facility to make payments on the Subordinated Notes, as provided in the Extension.

•	provided for the amendment of the Subordinated Notes by the Extension.

•

increased the Bank’s revolving line of credit from $7,000,000 to $8,000,000, for the purpose of accommodating the capital needed to fund the June 2010 payments of $875,000 on the Subordinated Notes as agreed in the Extension, while deferring any immediate impact on working capital line availability. The temporary $1,000,000 increase will be reduced annually as follows:

January 31, 2011	$7,800,000
January 31, 2012	$7,600,000
January 31, 2013	$7,400,000
January 31, 2014	$7,200,000
January 31, 2015	$7,000,000

•	extended the maturity date from August 31, 2011 until June 30, 2012.

The New Note and the Modification are filed as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

The disclosure under Item 2.03 below is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 above is incorporated herein by reference.

The revolving credit facility provided by the Bank is a facility under which we may borrow, repay and then re-borrow. Advances and repayments occur daily under the credit facility, reflecting cash receipts and the Company’s working capital needs. Set forth below is the outstanding balance as of specific dates through June 29, 2010. The balances presented reflect aggregate advances and pay downs which the Company deems material, or significant. Such information through May 13, 2010 was previously disclosed in our Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 14, 2010.

(Amounts in thousands)

Date	Loan Balance
May 18, 2010	$52
May 24, 2010	782
May 31, 2010	0
June 3, 2010	0
June 8, 2010	868
June 14, 2010	1,233
June 17, 2010	944
June 21, 2010	1,645
June 25, 2010	1,084
June 29, 2010	869

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

10.1*

Extension of Subordinated Notes and Waiver dated June 24, 2010 (executed June 25, 2010) between Computer Software Innovations, Inc. and Barron Partners LP, Joe G. Black, Nancy K. Hedrick, Beverly N. Hawkins, Thomas P. Clinton and William J. Buchanan.

10.2*	Second Amended and Restated Commercial Note dated June 25, 2010 from Computer Software Innovations, Inc. to RBC Bank (USA) in the amount of $8,000,000.

10.3*	Modification Agreement dated June 25, 2010 between Computer Software Innovations, Inc. and RBC Bank (USA).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/S/ DAVID B. DECHANT
David B. Dechant
Chief Financial Officer

Dated: July 1, 2010

EXHIBIT INDEX

Exhibit Number	Description

10.1*

Extension of Subordinated Notes and Waiver dated June 24, 2010 (executed June 25, 2010) between Computer Software Innovations, Inc. and Barron Partners LP, Joe G. Black, Nancy K. Hedrick, Beverly N. Hawkins, Thomas P. Clinton and William J. Buchanan.

10.2*	Second Amended and Restated Commercial Note dated June 25, 2010 from Computer Software Innovations, Inc. to RBC Bank (USA) in the amount of $8,000,000.

10.3*	Modification Agreement dated June 25, 2010 between Computer Software Innovations, Inc. and RBC Bank (USA).

*	Filed herewith.